Securities and Exchange Commission
450 Fifth Street North West
Washington, D.C. 20549
U.S.A.


December 23, 2002


Commissioners:

We have read the statements made by WaveRider Communications Inc, (copy attached), which we understand will be filed with the Commission, pursuant to
Item 4 of Form 8-K, as part of the Company's Form 8-K report. We agree with the statements concerning our Firm in such Form 8-K.


Yours very truly,


/s/ PricewaterhouseCoopers



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